Exhibit 19(c)

Notification of Sources of Distribution

Pursuant to Section 19(a) of the Investment Company Act of 1940

Cohen & Steers Total Return Realty Fund, Inc. (RFI)

Cohen & Steers Total Return Realty Fund, Inc. (NYSE: RFI) (the “Fund”), acting in accordance with an exemptive order received from the Securities and Exchange Commission and with approval of its Board of Directors, adopted a managed distribution policy under which the Fund intends to include long-term capital gains, where applicable, as part of the regular monthly cash distributions to its shareholders. This policy will give the Fund greater flexibility to realize long-term capital gains and to distribute those gains on a regular monthly basis.

The Board of Directors of the Fund declared a monthly distribution per share for the month of July 2025. Please review the following information and important disclosures set forth below.

Amount of Distribution	Ex-Dividend/ Record Date	Payable Date
$0.0800	July 15, 2025	July 31, 2025

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year-to-date from the sources indicated in the table. All amounts are expressed per common share.

DISTRIBUTION ESTIMATES	July 2025		YEAR-TO-DATE (YTD) July 31, 2025*
Source	Per Share Amount	% of Current Distribution	Per Share Amount	% of 2025 Distributions
Net Investment Income	$0.0013	1.63%	$0.1556	27.78%
Net Realized Short-Term Capital Gains	$0.0000	0.00%	$0.0861	15.38%
Net Realized Long-Term Capital Gains	$0.0787	98.37%	$0.3183	56.84%
Return of Capital (or other Capital Source)	$0.0000	0.00%	$0.0000	0.00%
Total Current Distribution	$0.0800	100.00%	$0.5600	100.00%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. The amounts and sources of distributions reported in this Notice are only estimates, are likely to change over time, and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The amounts and sources of distributions year-to-date may be subject to additional adjustments.

*THE FUND WILL SEND YOU A FORM 1099-DIV FOR THE CALENDAR YEAR THAT WILL TELL YOU HOW TO REPORT THESE DISTRIBUTIONS FOR FEDERAL INCOME TAX PURPOSES.

The Fund’s Year-to-date Cumulative Total Return for fiscal year 2025 (January 1, 2025 through June 30, 2025) is set forth below. Shareholders should take note of the relationship between the Year-to-date Cumulative Total Return with the Fund’s Cumulative Distribution Rate for 2025. In addition, the Fund’s Average Annual Total Return for the five-year period ending June 30, 2025 is set forth below. Shareholders should note the relationship between the Average Annual Total Return with the Fund’s Current Annualized Distribution Rate for 2025. The performance and distribution rate information disclosed in the table is based on the Fund’s net asset value per share (NAV). The Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total liabilities, divided by the total number of shares outstanding. While NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s individual investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

1166 Avenue of the Americas, New York, NY 10036-2708 Tel: 212.832.3232 Fax: 212-832-3622

Fund Performance and Distribution Rate Information:

Year-to-date January 1, 2025 to June 30, 2025
Year-to-date Cumulative Total Return[1]	3.99%
Cumulative Distribution Rate[2]	4.82%
Five-year period ending June 30, 2025
Average Annual Total Return[3]	7.60%
Current Annualized Distribution Rate[4]	8.27%

1.	Year-to-date Cumulative Total Return is the percentage change in the Fund’s NAV over the year-to-date time period including distributions paid and assuming reinvestment of those distributions.

2.

Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2025 through July 31, 2025) measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of June 30, 2025.

3.

Average Annual Total Return represents the compound average of the Annual NAV Total Returns of the Fund for the five-year period ending June 30, 2025. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of those distributions.

4.	The Current Annualized Distribution Rate is the current fiscal period’s distribution rate annualized as a percentage of the Fund’s NAV as of June 30, 2025.

The source of all distributions paid by the Fund, including net investment income, is subject to change. This is because the Fund invests primarily in real estate investment trusts (REITs) and similar companies. Distributions from REITs are attributed to various sources, including net investment income, capital gains and return of capital. The estimates shown above are based on the prior year breakdown of distributions from the REIT securities held by the Fund. Until the Fund receives a final determination from these companies as to the source of distributions – generally around January 31 of the following year – the Fund cannot provide a final determination of the source of distributions paid.

This Fund has a managed distribution policy that seeks to deliver the Fund’s long term total return potential through regular monthly distributions declared at a fixed rate per share. Distributions may be paid in part or in full from net investment income, realized capital gains and by returning capital, or a combination thereof. Shareholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital. A return of capital is not taxable; rather it reduces a shareholder’s tax basis in his or her shares of the Fund. The Board of Directors of the Fund may amend, terminate or suspend the managed distribution policy at any time, which could have an adverse effect on the market price of the Fund’s shares.

Shareholders should not use the information provided in preparing their tax returns. Shareholders will receive a Form 1099-DIV for the calendar year indicating how to report fund distributions for federal income tax purposes.

Notification of Sources of Distribution

Pursuant to Section 19(a) of the Investment Company Act of 1940

Cohen & Steers Total Return Realty Fund, Inc. (RFI)

Cohen & Steers Total Return Realty Fund, Inc. (NYSE: RFI) (the “Fund”), acting in accordance with an exemptive order received from the Securities and Exchange Commission and with approval of its Board of Directors, adopted a managed distribution policy under which the Fund intends to include long-term capital gains, where applicable, as part of the regular monthly cash distributions to its shareholders. This policy will give the Fund greater flexibility to realize long-term capital gains and to distribute those gains on a regular monthly basis.

The Board of Directors of the Fund declared a monthly distribution per share for the month of August 2025. Please review the following information and important disclosures set forth below.

Amount of Distribution	Ex-Dividend/ Record Date	Payable Date
$0.0800	August 12, 2025	August 29, 2025

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year-to-date from the sources indicated in the table. All amounts are expressed per common share.

DISTRIBUTION ESTIMATES	August 2025		YEAR-TO-DATE (YTD) August 31, 2025*
Source	Per Share Amount	% of Current Distribution	Per Share Amount	% of 2025 Distributions
Net Investment Income	$0.0140	17.50%	$0.1694	26.47%
Net Realized Short-Term Capital Gains	$0.0000	0.00%	$0.0861	13.45%
Net Realized Long-Term Capital Gains	$0.0660	82.50%	$0.3845	60.08%
Return of Capital (or other Capital Source)	$0.0000	0.00%	$0.0000	0.00%
Total Current Distribution	$0.0800	100.00%	$0.6400	100.00%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. The amounts and sources of distributions reported in this Notice are only estimates, are likely to change over time, and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The amounts and sources of distributions year-to-date may be subject to additional adjustments.

*THE FUND WILL SEND YOU A FORM 1099-DIV FOR THE CALENDAR YEAR THAT WILL TELL YOU HOW TO REPORT THESE DISTRIBUTIONS FOR FEDERAL INCOME TAX PURPOSES.

The Fund’s Year-to-date Cumulative Total Return for fiscal year 2025 (January 1, 2025 through July 31, 2025) is set forth below. Shareholders should take note of the relationship between the Year-to-date Cumulative Total Return with the Fund’s Cumulative Distribution Rate for 2025. In addition, the Fund’s Average Annual Total Return for the five-year period ending July 31, 2025 is set forth below. Shareholders should note the relationship between the Average Annual Total Return with the Fund’s Current Annualized Distribution Rate for 2025. The performance and distribution rate information disclosed in the table is based on the Fund’s net asset value per share (NAV). The Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total liabilities, divided by the total number of shares outstanding. While NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s individual investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

1166 Avenue of the Americas, New York, NY 10036-2708 Tel: 212.832.3232 Fax: 212-832-3622

Fund Performance and Distribution Rate Information:

Year-to-date January 1, 2025 to July 31, 2025
Year-to-date Cumulative Total Return[1]	3.45%
Cumulative Distribution Rate[2]	5.58%
Five-year period ending July 31, 2025
Average Annual Total Return[3]	6.55%
Current Annualized Distribution Rate[4]	8.37%

1.	Year-to-date Cumulative Total Return is the percentage change in the Fund’s NAV over the year-to-date time period including distributions paid and assuming reinvestment of those distributions.

2.

Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2025 through August 31, 2025) measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of July 31, 2025.

3.

Average Annual Total Return represents the compound average of the Annual NAV Total Returns of the Fund for the five-year period ending July 31, 2025. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of those distributions.

4.	The Current Annualized Distribution Rate is the current fiscal period’s distribution rate annualized as a percentage of the Fund’s NAV as of July 31, 2025.

Investors should consider the investment objectives, risks, charges and expense of the Fund carefully before investing. You can obtain the Fund’s most recent periodic reports, when available, and other regulatory filings by contacting your financial advisor or visiting cohenandsteers.com. These reports and other filings can be found on the Securities and Exchange Commission’s EDGAR Database. You should read these reports and other filings carefully before investing.

Shareholders should not use the information provided here in preparing their tax returns. Shareholders will receive a Form 1099-DIV for the calendar year indicating how to report Fund distributions for federal income tax purposes.

Notification of Sources of Distribution

Pursuant to Section 19(a) of the Investment Company Act of 1940

Cohen & Steers Total Return Realty Fund, Inc. (RFI)

Cohen & Steers Total Return Realty Fund, Inc. (NYSE: RFI) (the “Fund”), acting in accordance with an exemptive order received from the Securities and Exchange Commission and with approval of its Board of Directors, adopted a managed distribution policy under which the Fund intends to include long-term capital gains, where applicable, as part of the regular monthly cash distributions to its shareholders. This policy will give the Fund greater flexibility to realize long-term capital gains and to distribute those gains on a regular monthly basis.

The Board of Directors of the Fund declared a monthly distribution per share for the month of September 2025. Please review the following information and important disclosures set forth below.

Amount of Distribution	Ex-Dividend/ Record Date	Payable Date
$0.0800	September 9, 2025	September 30, 2025

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year-to-date from the sources indicated in the table. All amounts are expressed per common share.

DISTRIBUTION ESTIMATES	September 2025		YEAR-TO-DATE (YTD) September 30, 2025*
Source	Per Share Amount	% of Current Distribution	Per Share Amount	% of 2025 Distributions
Net Investment Income	$0.0449	56.13%	$0.2143	29.76%
Net Realized Short-Term Capital Gains	$0.0000	0.00%	$0.0861	11.96%
Net Realized Long-Term Capital Gains	$0.0351	43.87%	$0.4196	58.28%
Return of Capital (or other Capital Source)	$0.0000	0.00%	$0.0000	0.00%
Total Current Distribution	$0.0800	100.00%	$0.7200	100.00%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. The amounts and sources of distributions reported in this Notice are only estimates, are likely to change over time, and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The amounts and sources of distributions year-to-date may be subject to additional adjustments.

*THE FUND WILL SEND YOU A FORM 1099-DIV FOR THE CALENDAR YEAR THAT WILL TELL YOU HOW TO REPORT THESE DISTRIBUTIONS FOR FEDERAL INCOME TAX PURPOSES.

The Fund’s Year-to-date Cumulative Total Return for fiscal year 2025 (January 1, 2025 through August 31, 2025) is set forth below. Shareholders should take note of the relationship between the Year-to-date Cumulative Total Return with the Fund’s Cumulative Distribution Rate for 2025. In addition, the Fund’s Average Annual Total Return for the five-year period ending August 31, 2025 is set forth below. Shareholders should note the relationship between the Average Annual Total Return with the Fund’s Current Annualized Distribution Rate for 2025. The performance and distribution rate information disclosed in the table is based on the Fund’s net asset value per share (NAV). The Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total liabilities, divided by the total number of shares outstanding. While NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s individual investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

1166 Avenue of the Americas, New York, NY 10036-2708 Tel: 212.832.3232 Fax: 212-832-3622

Fund Performance and Distribution Rate Information:

Year-to-date January 1, 2025 to August 31, 2025
Year-to-date Cumulative Total Return[1]	5.53%
Cumulative Distribution Rate[2]	6.20%
Five-year period ending August 31, 2025
Average Annual Total Return[3]	6.64%
Current Annualized Distribution Rate[4]	8.26%

1.	Year-to-date Cumulative Total Return is the percentage change in the Fund’s NAV over the year-to-date time period including distributions paid and assuming reinvestment of those distributions.

2.

Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2025 through September 30, 2025) measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of August 31, 2025.

3.

Average Annual Total Return represents the compound average of the Annual NAV Total Returns of the Fund for the five-year period ending August 31, 2025. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of those distributions.

4.	The Current Annualized Distribution Rate is the current fiscal period’s distribution rate annualized as a percentage of the Fund’s NAV as of August 31, 2025.

Investors should consider the investment objectives, risks, charges and expense of the Fund carefully before investing. You can obtain the Fund’s most recent periodic reports, when available, and other regulatory filings by contacting your financial advisor or visiting cohenandsteers.com. These reports and other filings can be found on the Securities and Exchange Commission’s EDGAR Database. You should read these reports and other filings carefully before investing.

Shareholders should not use the information provided here in preparing their tax returns. Shareholders will receive a Form 1099-DIV for the calendar year indicating how to report Fund distributions for federal income tax purposes.

Notification of Sources of Distribution

Pursuant to Section 19(a) of the Investment Company Act of 1940

Cohen & Steers Total Return Realty Fund, Inc. (RFI)

Cohen & Steers Total Return Realty Fund, Inc. (NYSE: RFI) (the “Fund”), acting in accordance with an exemptive order received from the Securities and Exchange Commission and with approval of its Board of Directors, adopted a managed distribution policy under which the Fund intends to include long-term capital gains, where applicable, as part of the regular monthly cash distributions to its shareholders. This policy will give the Fund greater flexibility to realize long-term capital gains and to distribute those gains on a regular monthly basis.

The Board of Directors of the Fund declared a monthly distribution per share for the month of October 2025. Please review the following information and important disclosures set forth below.

Amount of Distribution	Ex-Dividend/ Record Date	Payable Date
$0.0800	October 14, 2025	October 31, 2025

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year-to-date from the sources indicated in the table. All amounts are expressed per common share.

DISTRIBUTION ESTIMATES	October 2025		YEAR-TO-DATE (YTD) October 31, 2025*
Source	Per Share Amount	% of Current Distribution	Per Share Amount	% of 2025 Distributions
Net Investment Income	$0.0111	13.88%	$0.2254	28.18%
Net Realized Short-Term Capital Gains	$0.0000	0.00%	$0.0861	10.76%
Net Realized Long-Term Capital Gains	$0.0689	86.12%	$0.4885	61.06%
Return of Capital (or other Capital Source)	$0.0000	0.00%	$0.0000	0.00%
Total Current Distribution	$0.0800	100.00%	$0.8000	100.00%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. The amounts and sources of distributions reported in this Notice are only estimates, are likely to change over time, and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The amounts and sources of distributions year-to-date may be subject to additional adjustments.

*THE FUND WILL SEND YOU A FORM 1099-DIV FOR THE CALENDAR YEAR THAT WILL TELL YOU HOW TO REPORT THESE DISTRIBUTIONS FOR FEDERAL INCOME TAX PURPOSES.

The Fund’s Year-to-date Cumulative Total Return for fiscal year 2025 (January 1, 2025 through September 30, 2025) is set forth below. Shareholders should take note of the relationship between the Year-to-date Cumulative Total Return with the Fund’s Cumulative Distribution Rate for 2025. In addition, the Fund’s Average Annual Total Return for the five-year period ending September 30, 2025 is set forth below. Shareholders should note the relationship between the Average Annual Total Return with the Fund’s Current Annualized Distribution Rate for 2025. The performance and distribution rate information disclosed in the table is based on the Fund’s net asset value per share (NAV). The Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total liabilities, divided by the total number of shares outstanding. While NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s individual investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

1166 Avenue of the Americas, New York, NY 10036-2708 Tel: 212.832.3232 Fax: 212-832-3622

Fund Performance and Distribution Rate Information:

Year-to-date January 1, 2025 to September 30, 2025
Year-to-date Cumulative Total Return[1]	6.34%
Cumulative Distribution Rate[2]	6.88%
Five-year period ending September 30, 2025
Average Annual Total Return[3]	7.40%
Current Annualized Distribution Rate[4]	8.25%

1.	Year-to-date Cumulative Total Return is the percentage change in the Fund’s NAV over the year-to-date time period including distributions paid and assuming reinvestment of those distributions.

2.

Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2025 through October 31, 2025) measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of September 30, 2025.

3.

Average Annual Total Return represents the compound average of the Annual NAV Total Returns of the Fund for the five-year period ending September 30, 2025. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of those distributions.

4.	The Current Annualized Distribution Rate is the current fiscal period’s distribution rate annualized as a percentage of the Fund’s NAV as of September 30, 2025.

Investors should consider the investment objectives, risks, charges and expense of the Fund carefully before investing. You can obtain the Fund’s most recent periodic reports, when available, and other regulatory filings by contacting your financial advisor or visiting cohenandsteers.com. These reports and other filings can be found on the Securities and Exchange Commission’s EDGAR Database. You should read these reports and other filings carefully before investing.

Shareholders should not use the information provided here in preparing their tax returns. Shareholders will receive a Form 1099-DIV for the calendar year indicating how to report Fund distributions for federal income tax purposes.

Notification of Sources of Distribution

Pursuant to Section 19(a) of the Investment Company Act of 1940

Cohen & Steers Total Return Realty Fund, Inc. (RFI)

Cohen & Steers Total Return Realty Fund, Inc. (NYSE: RFI) (the “Fund”), acting in accordance with an exemptive order received from the Securities and Exchange Commission and with approval of its Board of Directors, adopted a managed distribution policy under which the Fund intends to include long-term capital gains, where applicable, as part of the regular monthly cash distributions to its shareholders. This policy will give the Fund greater flexibility to realize long-term capital gains and to distribute those gains on a regular monthly basis.

The Board of Directors of the Fund declared a monthly distribution per share for the month of November 2025. Please review the following information and important disclosures set forth below.

Amount of Distribution	Ex-Dividend/ Record Date	Payable Date
$0.0800	November 12, 2025	November 28, 2025

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year-to-date from the sources indicated in the table. All amounts are expressed per common share.

DISTRIBUTION ESTIMATES	November 2025		YEAR-TO-DATE (YTD) November 30, 2025*
Source	Per Share Amount	% of Current Distribution	Per Share Amount	% of 2025 Distributions
Net Investment Income	$0.0141	17.63%	$0.2414	27.43%
Net Realized Short-Term Capital Gains	$0.0000	0.00%	$0.0860	9.77%
Net Realized Long-Term Capital Gains	$0.0000	0.00%	$0.4867	55.31%
Return of Capital (or other Capital Source)	$0.0659	82.37%	$0.0659	7.49%
Total Current Distribution	$0.0800	100.00%	$0.8800	100.00%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. The Fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’. The amounts and sources of distributions reported in this Notice are only estimates, are likely to change over time, and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The amounts and sources of distributions year-to-date may be subject to additional adjustments.

*THE FUND WILL SEND YOU A FORM 1099-DIV FOR THE CALENDAR YEAR THAT WILL TELL YOU HOW TO REPORT THESE DISTRIBUTIONS FOR FEDERAL INCOME TAX PURPOSES.

The Fund’s Year-to-date Cumulative Total Return for fiscal year 2025 (January 1, 2025 through October 31, 2025) is set forth below. Shareholders should take note of the relationship between the Year-to-date Cumulative Total Return with the Fund’s Cumulative Distribution Rate for 2025. In addition, the Fund’s Average Annual Total Return for the five-year period ending October 31, 2025 is set forth below. Shareholders should note the relationship between the Average Annual Total Return with the Fund’s Current Annualized Distribution Rate for 2025. The performance and distribution rate information disclosed in the table is based on the Fund’s net asset value per share (NAV). The Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total liabilities, divided by the total number of shares outstanding. While NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s individual investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

1166 Avenue of the Americas, New York, NY 10036-2708 Tel: 212.832.3232 Fax: 212-832-3622

Fund Performance and Distribution Rate Information:

Year-to-date January 1, 2025 to October 31, 2025
Year-to-date Cumulative Total Return[1]	4.42%
Cumulative Distribution Rate[2]	7.76%
Five-year period ending October 31, 2025
Average Annual Total Return[3]	7.48%
Current Annualized Distribution Rate[4]	8.47%

1.	Year-to-date Cumulative Total Return is the percentage change in the Fund’s NAV over the year-to-date time period including distributions paid and assuming reinvestment of those distributions.

2.

Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2025 through November 30, 2025) measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of October 31, 2025.

3.

Average Annual Total Return represents the compound average of the Annual NAV Total Returns of the Fund for the five-year period ending October 31, 2025. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of those distributions.

4.	The Current Annualized Distribution Rate is the current fiscal period’s distribution rate annualized as a percentage of the Fund’s NAV as of October 31, 2025.

Investors should consider the investment objectives, risks, charges and expense of the Fund carefully before investing. You can obtain the Fund’s most recent periodic reports, when available, and other regulatory filings by contacting your financial advisor or visiting cohenandsteers.com. These reports and other filings can be found on the Securities and Exchange Commission’s EDGAR Database. You should read these reports and other filings carefully before investing.

Shareholders should not use the information provided here in preparing their tax returns. Shareholders will receive a Form 1099-DIV for the calendar year indicating how to report Fund distributions for federal income tax purposes.

Notification of Sources of Distribution

Pursuant to Section 19(a) of the Investment Company Act of 1940

Cohen & Steers Total Return Realty Fund, Inc. (RFI)

Cohen & Steers Total Return Realty Fund, Inc. (NYSE: RFI) (the “Fund”), acting in accordance with an exemptive order received from the Securities and Exchange Commission and with approval of its Board of Directors, adopted a managed distribution policy under which the Fund intends to include long-term capital gains, where applicable, as part of the regular monthly cash distributions to its shareholders. This policy will give the Fund greater flexibility to realize long-term capital gains and to distribute those gains on a regular monthly basis.

The Board of Directors of the Fund declared a monthly distribution per share for the month of December 2025. Please review the following information and important disclosures set forth below.

Amount of Distribution	Ex-Dividend/ Record Date	Payable Date
$0.0800	December 9, 2025	December 31, 2025

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year-to-date from the sources indicated in the table. All amounts are expressed per common share.

DISTRIBUTION ESTIMATES	December 2025		YEAR-TO-DATE (YTD) December 31, 2025*
Source	Per Share Amount	% of Current Distribution	Per Share Amount	% of 2025 Distributions
Net Investment Income	$0.0581	72.63%	$0.2995	31.20%
Net Realized Short-Term Capital Gains	$0.0000	0.00%	$0.0860	8.96%
Net Realized Long-Term Capital Gains	$0.0000	0.00%	$0.4451	46.36%
Return of Capital (or other Capital Source)	$0.0219	27.37%	$0.1294	13.48%
Total Current Distribution	$0.0800	100.00%	$0.9600	100.00%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. The Fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’. The amounts and sources of distributions reported in this Notice are only estimates, are likely to change over time, and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The amounts and sources of distributions year-to-date may be subject to additional adjustments.

*THE FUND WILL SEND YOU A FORM 1099-DIV FOR THE CALENDAR YEAR THAT WILL TELL YOU HOW TO REPORT THESE DISTRIBUTIONS FOR FEDERAL INCOME TAX PURPOSES.

The Fund’s Year-to-date Cumulative Total Return for fiscal year 2025 (January 1, 2025 through November 30, 2025) is set forth below. Shareholders should take note of the relationship between the Year-to-date Cumulative Total Return with the Fund’s Cumulative Distribution Rate for 2025. In addition, the Fund’s Average Annual Total Return for the five-year period ending November 30, 2025 is set forth below. Shareholders should note the relationship between the Average Annual Total Return with the Fund’s Current Annualized Distribution Rate for 2025. The performance and distribution rate information disclosed in the table is based on the Fund’s net asset value per share (NAV). The Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total liabilities, divided by the total number of shares outstanding. While NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s individual investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

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Fund Performance and Distribution Rate Information:

Year-to-date January 1, 2025 to November 30, 2025
Year-to-date Cumulative Total Return[1]	6.27%
Cumulative Distribution Rate[2]	8.38%
Five-year period ending November 30, 2025
Average Annual Total Return[3]	6.29%
Current Annualized Distribution Rate[4]	8.38%

1.	Year-to-date Cumulative Total Return is the percentage change in the Fund’s NAV over the year-to-date time period including distributions paid and assuming reinvestment of those distributions.

2.

Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2025 through December 31, 2025) measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of November 30, 2025.

3.

Average Annual Total Return represents the compound average of the Annual NAV Total Returns of the Fund for the five-year period ending November 30, 2025. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of those distributions.

4.	The Current Annualized Distribution Rate is the current fiscal period’s distribution rate annualized as a percentage of the Fund’s NAV as of November 30, 2025.

Investors should consider the investment objectives, risks, charges and expense of the Fund carefully before investing. You can obtain the Fund’s most recent periodic reports, when available, and other regulatory filings by contacting your financial advisor or visiting cohenandsteers.com. These reports and other filings can be found on the Securities and Exchange Commission’s EDGAR Database. You should read these reports and other filings carefully before investing.

Shareholders should not use the information provided here in preparing their tax returns. Shareholders will receive a Form 1099-DIV for the calendar year indicating how to report Fund distributions for federal income tax purposes.